EQUITY PLEDGE AGREEMENT
股权质押协议

This Equity Pledge Agreement (hereinafter this "*Agreement*") is dated 4 June, 2012, and is entered into in Beijing, People's Republic of China ("*PRC*" or "*China*") by and among YOU On Demand (Beijing) Technology Co., Ltd. (优点互动（北京）科技有限公司) ("*Pledgee*"), Beijing Sino Top Scope Technology Co., Ltd. (北京中海通成科技有限责任公司) ("*Party B*" or the "*Company*"), and Ms. Zhang Yan (张燕), the sole shareholder of Party B (the "*Pledgor*"). Each of the parties indicated in this preamble is referred to as a "*Party*" and collectively as the "*Parties*." 本股权质押协议（"*协议*"）于2012年6月4日由优点互动（北京）科技有限公司（"*质权人*"）、北京中海通成科技有限责任公司（"*乙方*"或"*公司*"）和张燕（乙方的股东，"*出质人*"）三方于中国北京签订。本序文提及的每一方称为"*一方*"，共同称为"*各方*"。

RECITALS
前言

1. The Pledgee is a wholly foreign-owned enterprise established and existing under the laws of the PRC, wholly owned by Sinotop Group Limited, a Hong Kong company. The Pledgee has expertise in the business of consulting. 质权人是一家依据中华人民共和国法律设立并存续的外商独资企业，为一家香港公司 Sinotop Group Limited 全权拥有。质权人拥有商业咨询方面的经验。

2. The Company is a company incorporated and doing business (the "*Business*") in the PRC. 公司为一家在中国设立并经营业务（"*业务*"）的公司法人组织。

3. The Pledgor is the sole shareholder of the Company and owns 100% of the outstanding equity interests of the Company. 出质人是公司的唯一股东并持有公司 100%的股权。

4. The Pledgee and the Company are parties to a Management Services Agreement (the "*Management Services Agreement*"), pursuant to which the Company shall pay consulting and service fees (the "*Management Services Fee*") to the Pledgee for various management, technical, consulting and other services in connection with the Business. 质权人与公司是一份管理服务协议（"*管理服务协议*"）的缔约方，据此协议，公司应就各种与业务有关的管理、技术、咨询和其他服务向质权人支付咨询和服务费（"*管理服务费*"）。

5. The Pledgor and the Pledgee are parties to a Option Agreement (the "*Option Agreement*"), pursuant to which the Pledgor grants to the Pledgee an option to purchase all or any part of those Equity Interest (as defined below) at any time. 出质人和质权人是一份股权期权协

议（"*股权期权协议*"）的缔约方，据此协议，出质人授予质权人在任何时候购买全部或任意股权（如下述定义）的期权。

5. In order to ensure that the Company will perform its obligations under the Management Services Agreement and that the Pledgor will perform her obligations under the Option Agreement, and in order to provide an additional mechanism for the Pledgee to enforce its rights to collect the Management Services Fee from the Company and its rights under the Option Agreement, the Pledgor agrees to pledge all her equity interests in the Company as security for the performance of the obligations of the Company under the Management Services Agreement, including payment of the Management Services Fee, and her performance of the obligations under the Option Agreement. 为确保公司履行管理服务协议项下规定的义务及出质人履行期权协议项下规定的义务，同时为了能向质权人提供其执行向公司收取服务费的权利以及其在期权协议下的权利的额外机制，出质人同意质押她在公司的全部股权，作为公司履行管理服务协议项下的义务（包括支付服务费的义务）以及其自身履行期权协议项下的义务的担保。

AGREEMENT
协议

NOW THEREFORE, the Pledgee, the Company and the Pledgor through mutual negotiations hereby enter into this Agreement based upon the following terms: **有鉴于此，质权人、公司和出质人通过相互协商，特此按下列条款签订本协议：**

1. Definitions and Interpretation. Unless otherwise provided in this Agreement, the following terms shall have the following meanings: 定义和解释： 除非本协议中另有规定，下列词语含义如下：

1.1 "*Pledge*" refers to the full content of Section 2 hereunder. "*质押*"：具有下文第 2 条规定的含义。

1.2 "*Equity Interest*" refers to all the equity interests in the Company legally held by the Pledgor. "*股权*"：指质押人合法持有的公司的全部股权。

1.3 "*Term of Pledge*" refers to the period provided for under Section 3.2 hereunder. "*质押期*"：指下文第 3.2 条规定的期间。

1.4 "*Event of Default*" refers to any event in accordance with Section 7.1 hereunder. "*违约事件*" 指下文第 7.1 条规定的任何事件。

1.5 "*Notice of Default*" refers to the notice of default issued by the Pledgee in accordance with this Agreement. "*违约通知书*"：指根据本协议由质权人发出的违约通知。

2. The Pledge. The Pledgor hereby pledges the Equity Interest to the Pledgee as a security for both the obligations of the Company under the Management Services Agreement and her obligations under the Option Agreement (the "*Pledge*"). Pursuant thereto, the Pledgee shall have priority in receiving payments from the the proceeds from the auction or sale of the Equity Interest. The Equity Intrest shall hereinafter be referred to as the "*Pledged Collateral*". 质押 为了保证公司和出质人分别履行管理服务协议和期权协议项下的义务，出质人特此将股权质押给质权人。据此，质权人可以从来自拍卖或出售股权的收益中优先受偿。股权在下文中称"*质押担保物*"。

3. Term of Pledge. 质押期

3.1 The Pledge shall take effect as of the date when the Pledge is registered with the conpetent office of the PRC State Administration for Industry and Commerce, and shall expire two (2) years from both the Company's satisfaction of all its obligations under the Management Services Agreement and the Pledgor's satisfaction of all her obligations under the Option Agreement (the "*Term*"). 本质押自在中华人民共和国工商行政管理总局下属的适格的机构登记之日起生效，有效期为公司履行管理服务协议和出质人履行期权协议项下所有义务后的两年。

3.2 During the Term, the Pledgee shall be entitled to vote, control, sell, or dispose of the Pledged Collateral in accordance with this Agreement in the event that the Company does not perform its obligations under the Management Services Agreement, including without limitations the failure to pay the Consulting Service Fee, or the Plegor does not perform her obligations under the Option Agreement. 在质押期间，若公司不能履行其管理服务协议的义务，包括未能支付咨询服务费，或出质人不能履行其股权协议的义务，质权人有权根据本协议表决、控制、转让或处分质押担保物。

3.3 During the Term, to the extent permitted by PRC law, the Pledgee shall be entitled to collect any and all dividends declared or paid in connection with the Pledged Collateral or to ask the Pledgor to lodge the dividends with a competent authority or notary public. 质押期内，在法律允许的范围内，质权人有权收取任何宣告或支付的、与质押担保物有关的股息或要求出质人将该等股息向适格的部门或公证机构提存。

4. Pledge Procedure and Registration. 质押程序和登记

4.1 The Pledge shall be recorded in the Company's Register of Shareholders upon the date of this Agreement. The Pledgor shall, within thirty (30) days after the date of this Agreement, process the registration procedures with the competent office of the PRC State Administration for Industry and Commerce concerning the Pledge. 质押应于本协议签署之日记录于公司股东名册中，出质人应在本协议签署之日起三十（30）日内，向适格的中华人民共和国的工商行政管理部门办理质押登记手续。

5. Representation and Warranties of Pledgor. 出质人陈述和保证

5.1 The Pledgor is the legal owner of the Pledged Collateral. 出质人是质押担保物的合法所有人。

5.2 Other than to the Pledgee, the Pledgor has not pledged the Pledged Collateral to any other party, and the Pledged Collateral is not encumbered to any other party. 除质权人外，出质人未将本质押担保物质押给任何他方，本质押担保物也不存在任何权利负担。

6. Covenants of Pledgor. 出质人的承诺

6.1 During the Term, the Pledgor represents and warrants to the Pledgee for the Pledgee' s benefit that the Pledgor shall: 在质押期内，为了质权人的利益，出质人向质权人陈述和保证，质权人应当：

6.1.1 Not transfer or assign the Pledged Collateral, nor create or permit to create any pledge or encumbrance to the Pledged Collateral which may adversely affect the rights and/or benefits of the Pledgee without the Pledgee' s prior written consent. 除非经质权人事先书面同意，出质人不得转让或分配质押担保物，也不得在质权担保物上设立或允许设立任何不利于质权人的其他质押或权利负担。

6.1.2 Present to Pledgee any notices, orders or advisements with respect to the Pledge that may be issued or made by a competent PRC authority within five (5) days upon receiving such notices, orders or advisements; comply with such notices, orders or advisements; or object to the foregoing matters upon the reasonable request of the Pledgee or with consent from the Pledgee. 出质人应在收到由中华人民共和国适格的政府部门签发或制作的任何有关质押的通知书、决定、建议后的五（5）日内将其提交给质权人，并根据质权人的合理要求或经过质权人同意，遵照前述通知书、决定、建议行事或对其提出异议。

6.1.3 Timely notify the Pledgee of any events which may affect the Pledged Collateral or the Pledgor' s rights thereto, or which may change any of the Pledgor' s warranties or affect the Pledgor' s performance of her obligations under this Agreement. 就任何影响质权担保物或出质人针对质权担保物的权利的事件，或任何导致出质人的陈述发生变更或影响出质人履行其在本协议项下的义务的事件，出质人应及时通知质权人。

6.2 The Pledgor agrees that the Pledgee' s right to the Pledge pursuant to this Agreement shall not be suspended or inhibited by any legal proceedings initiated by the Pledgor, jointly or separately, or by any successor of or any person authorized by the Pledgor. 出质人同意：质权人在

本协议项下的权利不会被出质人联合或独立发起的法律程序所暂停或制止，也不会被任何继承人或任何经出质人授权的人启动的法律程序所暂停或制止。

6.3 The Pledgor represents and warrants to the Pledgee that in order to protect and perfect the security for the payment of the Management Services Fee and/or the performance of her obligations under the Option Agreement, the Pledgor shall execute in good faith and cause the Company and other parties who have interests in the Pledged Collateral to execute all the title certificates, contracts, and perform actions and cause the Company and other parties who have interests to take action, as required by the Pledgee. 出质人向质权人陈述和保证：为了保证和完善管理服务费用的支付和/或股权期权协议的履行，出质人应当善意履约，并促使公司和其他在质押担保物中拥有利益的主体根据出质人的要求，签署任何权属证书、合同，采取行动，并促使公司和其他在质押担保物拥有利益的主体采取行动。

6.4 The Pledgor represents and warrants to the Pledgee or its appointed representative (whether a natural person or a legal entity) that they will execute all applicable and required amendments in connection with the registration of the Pledge, and within a reasonable amount of time upon request, provide the relevant notice, order and decision regarding such registration to the Pledgee. 出质人向质权人或其指定的代表（不论是自然人或是法定实体）陈述和保证：她将签署任何与质押登记有关的适用或要求的修订，在要求的合理时间内，向质权人提供与该等登记相关的通知、命令和决定。

7. Events of Default. 违约事件

7.1 The occurrence of any one of the following events shall be regarded as an "*Event of Default*"：发生下列任何事件，被认定为"***违约事件***"：

7.1.1 This Agreement is deemed illegal by a governing authority, a court of the PRC or any arbitral body, or the Pledgor is incapable of continuing to perform the obligations herein due to any reason except *force majeure*; 本协议被政府机构、中国法院或仲裁机构认定为不合法，或出质人由于某些不可抗力以外的原因，没有能力继续履行义务。

7.1.2 The Company fails to timely pay the Management Services Fee in full as required under the Management Services Agreement, or the Pledgor fails to perform any of her obligations under the Option Agreement; 公司未能根据管理服务协议按时足额支付管理服务费或出质人未能履行其期权协议项下的义务；

7.1.3 The Pledgor makes any materially false or misleading representations or warranties under Section 5 herein, or breaches any warranties under Section 5 herein; 出质人在本协议第 5 条项下的任何陈述或保证存在重大错误或误导，或出质人违背了本协议第 5 条项下的任何保证条款；

7.1.4 The Pledgor breaches the covenants under Section 6 herein; 出质人违背本协议第 6 条项下做出的承诺；

7.1.5 The Pledgor breaches any terms and conditions of this Agreement; 出质人违背了本协议的任何条款和条件；

7.1.6 The Pledgor transfers or assigns, cause to be transferred or assigned, or otherwise abandons the Pledged Collateral without the prior written consent of the Pledgee; 未获得质权人事先书面同意，出质人转移、转让、或促使其被转移或被转让或者用其他方法放弃质押担保物；

7.1.7 The Company is incapable of repaying debt; 公司没有能力偿还债务；

7.1.8 The assets of a Pledgor are adversely affected so as to cause the Pledgee to believe that such Pledgor' s ability to perform the obligations herein is adversely affected; 当出质人的资产受到负面影响，并足以使质权人相信出质履行本协议项下义务的能力受到负面影响；

7.1.9 The successors or agents of the Company refuse, or are only partly able, to perform the payment obligations under the Management Services Agreement; 公司的承继人或代理人拒绝履行或只有部分能力履行管理服务协议项下规定的义务。

7.2 The Pledgor shall immediately give a written notice to the Pledgee if she is aware of or discovers that any event under Section 7.1 herein, or any event that may result in any one of the foregoing events, has occurred or is likely to occur. 当出质人认为第 7.1 条中的任何事件或任何将导致前述事件发生的事件已经发生或可能发生，其应立即书面通知质权人。

7.3 Unless an Event of Default has been resolved to the Pledgee' s satisfaction within 15 days of its occurrence (the "*Cure Period*"), the Pledgee may, at any time thereafter, give a written default notice (the "*Default Notice*") to the Pledgor. 除非违约事件在 15 天内解决（"*解决期*"）并使质权人满意，否则质权人可以在之后的任何时间，向出质人出具书面违约通知（"*违约通知书*"）。

8. Exercise of Remedies. 救济行使

8.1 Authorized Action by Secured Party. The Pledgor hereby irrevocably appoints Pledgee as the attorney-in-fact of the Pledgor for the purpose of carrying out the security provisions of this Agreement and to take any action and execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purpose of this Agreement. Such power of attorney shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral) by any person, upon the occurrence an Event of Default. Pledgee shall not have any duty

to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. 担保方的授权行为 为了出质人行使本协议项下的担保条款，出质人必须委派质权人作为出质人的实际代理人行使本协议项下的抵押行为。该委托权应为有效、自发和无条件的任何行为（包括任意转移质押担保物），在发生违约事件时，可由任何人执行。质权人没有责任行使和保留该权利，对不行使或延迟行使也不负责任。

If an Event of Default occurs, or is already proceeding, Pledgee shall have the right to exercise the following rights: 如违约事件发生，或已经发生，质权人应有权行使下列权利：

(a) Collect by legal proceedings or otherwise, and endorse and/or receive all payments, proceeds and other sums and property now or hereafter payable on or on account of the Pledged Collateral; 通过法律途径或其它途径收集，背书或接收所有付款、收入或其它现有资产或质押担保物的应收款。

(b) Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Pledged Collateral; 进入任何扩张、重组、托管、合并、整合或其它协议附属的托管、放弃、接受、保留或根据质押担保物申请的资产处分。

(c) Transfer the Pledged Collateral under the Pledgee' s name or under an appointed nominee by further concluding an agreement with the Pledgor then; 将质押担保物转移到质权人名下或转移到与出质人另外达成的协议约定的被指定者的名下。

(d) Make any compromise or settlement, and take any action the Pledgee deems advisable, with respect to the Pledged Collateral; 妥协或解决，采取出质人认为任何有利于质押担保物的行为。

(e) Notify any obligor with respect to the Pledged Collateral to make payment directly to the Pledgee; 通知任何质押担保物的义务方直接付款给质权人。

(f) All rights of the Pledgor that they would otherwise be entitled to enjoy or exercise with respect to the Pledged Collateral, including without limitations the rights to vote and to receive distributions, shall cease without any further action by or notice, and all such rights shall thereupon become vested in the Pledgee; and 除非出质人有进一步行动或通知，否则其享有行使质押担保物，包括但不限于表决或接受分配的权利都会被消除，这些权利由此成为既定质权人的。

(g) The Pledgor shall execute and deliver to the Pledgee such other instruments as the Pledgee may request in order to permit the Pledgee to exercise the rights set forth herein. 为了让质权人行使该权利，应质权人要求，出质人应该执行和交付正式文书给质权人。

8.2 Other Remedies. Upon the expiration of the Cure Period, the Pledgee, in addition to the remedies set forth in Section 8.1 or such other rights in law, equity or otherwise, may, without notice or demand on the Pledgor, elect any of the following: 其它救济： 解决期届満，质权人可以采取 8.1 以外的下列任意的救济和法律、股权规定的其它权利，可以或不必通知或要求出质人。

(a) Foreclose or otherwise enforce the Pledgee' s security interest to the Pledged Collateral in any manner permitted by law or provided under this Agreement; 根据法律或本协议许可，放弃或执行质权人的对质押担保物的担保权益；

(b) Terminate this Agreement pursuant to Section 11; 按本协议第 11 终止协议；

(c) Exercise any and all rights as the beneficial and legal owner of the Pledged Collateral, including, without limitation, the transfer and exercise of voting and any other rights to the Pledged Collateral; and 行驶作为质押担保物合法受益者拥有的所有权利，包括但不限于转让和行使表决和其他对质押担保物的权利；和

(d) Exercise any and all rights and remedies of a secured party under applicable laws. 根据有关法律行使所有权利和救济。

8.3 The Pledgee has priority in the receipt of payments from the proceeds of auction or sale of the Pledged Collateral, in part or in whole, in accordance with legal procedures, until all payment obligations of the Company under the Management Services Agreement and all obligations of the Pledgor under the Option Agreement are satisfied. 根据法定程序，出质人优先获得部分或全部经拍卖程序所得质押担保物的款项，直到管理服务协议和股权期权协议的义务被履行。

8.4 The Pledgor shall not hinder the Pledgee from exercising its rights in accordance with this Agreement and shall give necessary assistance so that the Pledgee may exercise its rights in full. 出质人不应妨碍质权人行使协议约定的权利，并且出质人应给予必要的协助使质权人行使全部权利。

9. Assignment. 转让

9.1 The Pledgor shall not assign or otherwise transfer the rights and obligations herein without the Pledgee' s prior written consent. 未经质权人事先书面同意，出质人不应转让或用其他方法转移权利或义务。

9.2 This Agreement shall be binding upon the Pledgor and her respective successors, and shall be binding on the Pledgee and each of its successor and assignee. 本协议约束出质人和其相关继承者，同时也约束质权人和其每个继承者和受让人。

9.3 Upon the transfer or assignment by the Pledgee of any or all of its rights and obligations under the Management Services Agreement and/or the Option Agreement, the Pledgee's transferee or assignee shall enjoy and undertake the same rights and obligations as the Pledgee under this Agreement. The Pledgor shall be notified of any such transfer or assignment by written notice and at the request of the Pledgee, the Pledgor shall execute such relevant agreements and/or documents with respect to such transfer or assignment. The Pledgor hereby consents to the Pledgee's transfer of its obligations hereunder pursuant to this Section 9.3, if any, without any further consents of the Pledgor. 如果质权人转移或转让任何在管理服务协议和股权期权协议项下的权利和义务， 受转移和转让方应享有与本协议中质权人相同的权利和义务。质权人应书面通知出质人该项转移和转让。如果不需要出质人的进一步同意，则出质人同意质权人转让质权人在第 9.3 下的义务。

9.4 In the event of the Pledgee's change in control resulting in the transfer or assignment of this Agreement, the successor to the Pledgee and the Pledgor shall execute a new equity pledge agreement. 倘若质权人改变或转移或转让本协议的控制权，其质权人的承继者和出质人应签订新的股权质押协议。

10. <u>Formalities, Fees and Other Charges</u>. 手续，费用和其他支出

10.1 Each Party shall, according with PRC laws, bear any and all registration taxes, costs and expenses for the transfer of equity arising from the preparation, execution and completion of this Agreement. 各方应根据中华人民共和国法律，承担因股权转让而进行准备、签署和完成本协议的所有的注册税费，律师费用和开支。

11. <u>Force Majeure</u>. 不可抗力

11.1 "*Force Majeure*" shall include, but not be limited, to acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning, war, and any unforeseen events beyond a Party's reasonable control or which cannot be prevented with reasonable care. However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party's reasonable control. A Party affected by *Force Majeure* shall promptly notify the other Parties of such event in order to be exempted from such Party's obligations under this Agreement. "*不可抗力*"包括但不限于政府行为，自然引起的火灾、爆炸、台风、洪水、地震、潮汐和其他超过各方通过合理控制或合理预防的不能避免和不能预测的事件。然而，任何存款、资本、资金不足不能被视为超越各方可以合理控制的事件。一方受*不可抗力*影响，应立即通知其他方，以使因此事件影响到该协议项下一方的义务得到豁免。

11.2 In the event that the affected Party is delayed or prevented from performing its obligations under this Agreement due to *Force Majeure*, the affected Party shall not be responsible for any damage caused by the delay or prevention of such performance, as long as such damage is within the scope of such delay or prevention. The affected Party shall take appropriate means to minimize or remove the effects of *Force Majeure* and attempt to resume performance of the obligations delayed or prevented by *Force Majeure*. When such *Force Majeure* ceases to exist, both Parties covenant and agree to resume the performance of this Agreement with their best efforts. 因为不可抗力事件，受其影响的一方延迟或无法履行本协议，受影响方无需对延迟和不能履行的损害负责。受影响方需采取适当措施减轻和排除不可抗力的影响和由此造成的履行延迟和履行不能。一旦不可抗力消失，协议各方应同意重新积极履行本协议。

12 Confidentiality. The Parties hereby acknowledge and agree to ensure the confidentiality of all oral and written materials exchanged relating to this Agreement. No Party shall disclose any confidential information to any other third party without the other Parties' prior written approval, unless: (a) such information was in the public domain at the time it was communicated (unless it entered the public domain without the authorization of the disclosing Party); (b) the disclosure was in response to the relevant laws, regulations, or stock exchange rules; or (c) the disclosure was required by any of the Party's legal counsel or financial consultant for the purpose of the transaction underlying this Agreement. However, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof. The disclosure of confidential information by employees or agents of the disclosing Party is deemed to be an act of the disclosing Party, and such disclosing Party shall bear all liabilities for any breach of confidentiality. 保密 各方特此承认和同意确保本协议交换的口头和书面材料的保密性。各方不能将保密信息披露给其他未经各方事先书面同意的第三方，除非（a）该信息当时已经在公众范围内谈论过（除非在进入公众范围前，未得披露方授权）；（b）该披露是受相关法律规章或证券交易规则规定的；（c）该披露是应任意一方的法律顾问或是财务顾问为与协议有关的交易的要求。然而，该法律顾问和/或财务顾问应遵守关于此陈述的保密性。披露方的员工或代理披露了保密信息应认为该方是披露方的行为，该披露方需承担所有违反保密性条款的相关责任。

13. Dispute Resolution. 争议解决

13.1 This Agreement shall be governed by and construed in accordance with the laws of the PRC. 本协议受中华人民共和国法律管辖，并按中华人民共和国法律解释。

13.2 The Parties shall strive to resolve any disputes arising from the interpretation or performance of this Agreement through amicable negotiations. If a dispute cannot be settled, any Party may submit such dispute to China International Economic and Trade Arbitration Commission ("*CIETAC*") for arbitration. The arbitration shall abide by the then-valid rules of CIETAC, and the arbitration proceedings shall be conducted in Beijing, China in English. The decision of CIETAC shall be final and binding upon the Parties. 在本协议的解释和履行中引起的争议，各方应通过

友好协商解决。一旦争议不能解决，任何一方都可以将该争议递交中国国际经济贸易仲裁委员会（“贸仲会”）解决。仲裁应遵循有关贸仲会的有效仲裁规则，仲裁地为中国北京，仲裁语言为英文。仲裁裁决为终审，各方必须接受。

14. Notices. Any notice given by the Parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. If such notice is delivered by messenger, the time of receipt is the time when such notice is received by the addressee; if such notice is transmitted by facsimile, the time of receipt is the time when such notice is transmitted. If the notice does not reach the addressee by the end of the business day, the following business day shall be the date of receipt. The place of delivery is the Party' s address as set forth in the signature pages hereto or the address advised in writing including via facsimile. 通知 任何一方为了行使其权利或履行其义务的目的发出的通知应以书面形式。如果采用邮递的方式，接受时间为收件人接收的时间。如果采用传真方式，接受时间为该通知被传真时间。如果通知在营业日结束时未到达收件人，则下一个工作日即为接收日。投递地址为一方在协议签署页中的地址或根据传真的书面记载所列的地址。

15. Entire Contract. The Parties agree that this Agreement constitutes the entire agreement of the Parties upon its effectiveness and supersedes all prior oral and/or written agreements and understandings relating to this Agreement. 协议整体性 各方同意本协议由全部有效的协议条款组成，并且取代与此协议前的一切口头和书面的协议和谅解文件。

16. Severability. If any provision or provisions of this Agreement shall be held by a proper authority to be invalid, illegal, unenforceable or in conflict with the laws and regulations of the PRC, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. 可分割性 若本协议的条款或数个条款被官方认为无效、违法或无法实施或与中华人民共和国法律法规相冲突的，剩余的有效、合法和可实施的条款不应以任何方式受到影响或废除。

17. Appendices. The appendices to this Agreement are incorporated into and are a part of this Agreement. 附录 附录归于本协议，并成为本协议的一部分。

18. Amendment or Supplement. 修订和补充

18.1 The Parties may amend this Agreement in writing, provided that such amendment shall be duly executed and signed by the Pledgee, the Company, and the Pledgor, and such amendment shall thereupon become a part of this Agreement and shall have the same legal effect as this Agreement. 各方可以书面修订本协议，修订本需要经过质权人、公司、出质人签署方可生效，并成为本协议的一部分，其法律效力等同于本协议。

18.2 This Agreement and any amendments, modification, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and stamped by the

Pares hereto. 本协议及其任何修订，变更，补充，附加或改变需以书面形式，并由协议各方签署和盖章后方可生效。

19. Language and Copies of the Agreement. This Agreement shall be executed in both English and Chinese, each in three (3) original copies. Each Party shall receive one (1) original copy of Engish version and Chinese version, all of which shall be equally valid and enforceable. In the event that there is any conflict between the English version and the Chinese version, the English version shal prevail. 本协议语言和份数 本协议中文和英文各三（3）份，每方各执中、英文本原件各一份，每份文本具有相同法律实施效力。如中英文本存在任何冲突，以英文本为准。

[SIGNATURE PAGE FOLLOWS 以下为签署页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives as of the date first set forth above. 有鉴于此，各方或其法定代表人在前述日期签署本协议。

PLEDGEE: YOU On Demand (Beijing) Technology Co., Ltd.

质权人：优点互动（北京）科技有限公司

Legal/Authorized Representative: ______________

法定/授权代表人

Name:

姓名：

Title:

职位：

Address: Suite 2603, 26F, Building A, No. 10 Jintong West Road, Chaoyang District, Beijing, PRC.

地址： 中国北京市朝阳区金桐西路 10 号 A 座 26 层 2603 室

PARTY B: Beijing Sino Top Scope Technology Co., Ltd.

乙方： 北京中海通成科技有限责任公司

Legal/Authorized Representative: ______________

法定/授权代表人

Name:

姓名：

Title:

职位：

Address: Suite 101, Door 7, Building 3, Jingshu Dongli, Haidian District, Beijing, PRC

地址： 中国北京市海淀区静淑东里 3 号楼 7 门 1 层 101 室